UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 17, 2006

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 N. Federal Highway, Suite 111-A, Boca Raton, Florida 33432

(Address of principal executive offices) (Zip Code)

561-826-0464

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

This Current Report on Form 8-K (the “Form 8-K”) of Sun American Bancorp (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risk that (i) loan losses would have a material adverse effect on the Company’s financial condition and operating results; (ii) a decline in the value of the collateral securing the Company’s loans could result in an increase in losses on foreclosure; (iii) the Company’s growth strategy may not be successful; (iv) the geographical concentration of the Company’s business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company’s financial condition; and (vi) competition from other financial institutions could adversely affect the Company’s profitability and growth. You should not place undue reliance on the Company’s forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Unless otherwise indicated, we refer to the Company, as we, us, or our, and we refer to the Company’s subsidiary, Sun American Bank, as the bank in Item 1.01 of this Form 8-K.

Item 1.01

Entry into a Material Definitive Agreement.

On November 17, 2006, we, the bank, and Independent Community Bank, a Florida commercial banking association, referred to as Independent, entered into an Agreement and Plan of Merger, referred to as the merger agreement, pursuant to which Independent intends to merge with and into the bank. The bank will be the surviving bank in the merger and will continue to conduct business under the name “Sun American Bank”. Upon consummation of the merger, the separate corporate existence of Independent shall terminate.

Independent is a Florida chartered commercial bank, headquartered in Tequesta, Florida. As of September 30, 2006, based on unaudited financial information provided by Independent, it had total assets of $122.7 million, total deposits of $98.6 million, total loans of $105.7 million, and a total risk based capital ratio of 13.50%.

Independent offers commercial real estate, lines of credit and term loans to businesses through its one branch office in Tequesta, Florida. At September 30, 2006, Independent offered commercial loans to businesses and home equity, auto and boat loans to individuals. Independent’s market area is northern Palm Beach County located in southeastern Florida. Independent also offers checking, savings and certificates of deposit to its customers.

Independent is regulated by the FDIC and the Florida Division of Banking and its deposits are insured up to applicable limits by the FDIC.

The following is a summary of the material provisions of the merger agreement. This summary is qualified in its entirety by reference to the merger agreement, which is incorporated by reference in its entirety and attached to this Form 8-K as Exhibit 2.1. We urge you to read the merger agreement in its entirety.

Merger Consideration

The consideration payable by us to Independent is a combination of cash consideration and stock consideration, referred to as the merger consideration. The cash consideration payable to Independent is the aggregate sum of $15,813,486 plus an amount necessary to pay for all fractional shares of Independent and the stock consideration equals an aggregate of 4,044,013 shares of our common stock, which merger consideration is subject to certain adjustments contained in the merger agreement.

Representations and Warranties

The merger agreement contains various customary representations and warranties by Independent relating to, among other things:

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Independent’s corporate organization, valid existence, good standing and similar corporate matters and the accuracy of its books and records;

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the capitalization of Independent;

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the power and authority to execute and deliver the merger agreement and to consummate the transactions contemplated thereby;

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consents or approvals of or filings or registrations with any governmental entity;

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absence of violation of any provision of the governance documents of Independent, or any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or absence of a breach of any provision of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation;

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existence of licenses, franchises and permits;

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timely filing of regulatory reports;

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the delivery of Independent’s financial statements and the accuracy of information contained in the financial statements in addition to their conformity with generally accepted accounting principles;

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disclosure of Independent’s deposits;

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broker’s or finder’s fees payable in connection with the merger agreement;

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real and personal property owned or leased by Independent;

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Independent’s intellectual property;

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the condition of Independent’s fixed assets and equipment;

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the absence of certain changes or events since December 31, 2005;

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the absence of legal proceedings of Independent;

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compliance regarding tax matters;

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matters concerning Independent’s employees;

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disclosure of all material contracts;

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absence of agreements with regulatory agencies;

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environmental matters;

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the fairness opinion from Hovde Financial;

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insurance policies held by Independent;

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absence of facts or conditions relating to Independent which would prevent the procurement of regulatory approvals for the merger;

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Independent’s loan portfolio;

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qualification of the merger as a reorganization under the Internal Revenue Code of 1986, as amended, referred to as the Code;

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exemption from state takeover laws and charter provisions;

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absence of any agreement to merge, to consolidate or to sell or purchase Independent’s assets;

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absence of misleading or untrue statements of a material fact;

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absence of undisclosed liabilities;

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adequacy of allowance for loan losses;

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compliance with laws;

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absence of material contract defaults;

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certain other regulatory matters;

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due authorization of options on grant date, exercise price and compliance with generally accepted accounting principles and SEC requirements; and

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compliance with Code Section 409A and IRS Notice 2005-1 regarding non-qualified deferred compensation plans.

The merger agreement contains various customary representations and warranties by us relating to, among other things:

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our organization, valid existence, good standing and similar corporate matters and the accuracy of our books and records;

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our capitalization;

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our power and authority to execute and deliver the merger agreement and to consummate the transactions contemplated thereby and the absence of any violation of any provision of our governance documents or any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or no breach of any provision of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation;

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consents or approvals of or filings or registrations with any governmental entity;

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disclosure of our SEC filings;

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filing of our regulatory reports;

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delivery of financial statements;

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broker’s fees payable in connection with the merger;

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absence of misleading or untrue statements of a material fact and material compliance of the prospectus and the registration statement on Form S-4, referred to as Form S-4 in this Form 8-K, with the provisions of the Securities Act and the rules and regulations thereunder;

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compliance with applicable laws;

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absence of ownership of Independent common stock;

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absence of facts or conditions which would prevent the procurement of regulatory approvals for the merger; and

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qualification of the merger as a reorganization under the Code.

Covenants of Independent

During the period from the execution date of the merger agreement and until the closing date, except as expressly contemplated or permitted by the merger agreement or with our prior written consent, Independent shall carry on its business in the ordinary course consistent with past practice and shall not:

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declare or pay dividends on any of its capital stock;

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repurchase, redeem or otherwise acquire any shares of the capital stock of Independent or securities convertible into or exercisable for any shares of Independent capital stock;

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amend its Articles of Incorporation, Bylaws, or other similar governing documents

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make any capital expenditures other than those which (i) are made in the ordinary course of business or are necessary to maintain existing assets in good repair and (ii) in any event are in an amount of no more than $25,000 in the aggregate;

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enter into any new line of business, or other than in the ordinary course of business consistent with past practices, originate any new kinds of loans or originate any loans not consistent with past practice;

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acquire or agree to acquire a substantial equity interest in or a substantial portion of the assets of, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets, other than in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructurings or in the ordinary course of business consistent with past practices;

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take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the merger agreement being or becoming untrue, or in any of the conditions to the merger not being satisfied;

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change its methods of accounting in effect at December 31, 2005, except as required by changes in generally accepted accounting principles or regulatory accounting principles;

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subject to certain exceptions, adopt, amend, or terminate any employee benefit plan or any agreement, arrangement, plan or policy between Independent or one or more of its current or former directors, officers or employees or any affiliate of any such person, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan or agreement as in effect as of the date of merger agreement;

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sell, lease, encumber, assign or otherwise dispose of any of its material assets, properties or other rights or agreements; or acquire any broker deposits or increase the rates currently paid on Independent’s deposit products, in an amount that exceeds the rates generally paid on similar products by other banking institutions in Independent’s market area;

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incur any indebtedness for borrowed money or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

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file any application to relocate or terminate the operations of any of its banking offices;

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create, renew, amend or terminate or give notice of a proposed renewal, amendment or termination of, any contract, agreement or lease for goods, services or office space involving payments in excess of $25,000 per year;

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make any loans in excess of $3.5 million, including but not limited to loan purchases and Independent’s portion of any loan participations;

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take or cause to be taken any action which would or could reasonably be expected to prevent the merger from qualifying as a reorganization under Section 368(a) of the Code;

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make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended tax return, enter into any closing agreement, settle any tax claim or assessment, surrender any right to claim a refund of taxes, consent to any extension or waiver of the limitation period applicable to any tax claim or assessment, or take any other similar action relating to the filing of any tax return or the payment of any tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the tax liability or decreasing any tax attribute of Independent;

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make changes to loan loss reserves without our prior review and written approval;

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issue any securities or options to purchase securities of Independent, other than in connection with the exercise of outstanding stock options; or

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agree to do any of the foregoing.

Our Covenants

Except as otherwise contemplated by the merger agreement or consented to in writing by Independent, we shall not and shall not permit any of our subsidiaries to:

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declare or pay any dividends on or make any other distributions in respect of any of our capital stock;

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take any action that is intended or may reasonably be expected to result in any of our representations and warranties set forth in the merger agreement being or becoming untrue, or in any of the conditions to the merger not being satisfied;

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take any action or enter into any agreement that could reasonably be expected to jeopardize or materially delay the receipt of any requisite regulatory approval;

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take or cause to be taken any action which would or could reasonably be expected to prevent the merger from qualifying as a reorganization under Section 368(a) of the Code; or

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agree to do any of the foregoing.

Access to Information and Due Diligence Investigation

Independent shall keep us advised of all material developments relevant to its respective businesses, and to the consummation of the transaction, and shall provide us, upon request, reasonable details of any such development. Upon reasonable notice, Independent shall afford to us reasonable access, during normal business hours, to all of its properties, books, contracts, commitments and records, and during such period, shall make available all information concerning its businesses as may be reasonably requested. Independent shall make available to us all other due diligence information reasonably requested by us. Subject to certain exceptions, all non-public information furnished to either party shall be kept confidential and, in the event of the termination of the merger agreement, each party shall return to the other party upon request all confidential information previously furnished in connection with the transactions contemplated by the merger agreement.

Stockholder Meeting

Independent shall take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of voting upon the approval of the merger agreement and the consummation of the transactions contemplated thereby. Independent shall, through its board of directors, subject to its fiduciary duties, recommend to its stockholders approval of the merger agreement and the transactions contemplated thereby and such other matters as may be submitted to its stockholders in connection with the merger agreement.

Conditions Precedent

The respective obligation of each party to effect the merger shall be subject to the satisfaction at or prior to the closing date of certain conditions, including, but not limited to, the following:

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the merger agreement shall have been approved and adopted by the requisite vote of the holders of the outstanding shares of Independent’s common stock and our common stock under applicable law;

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our shares of common stock to be issued upon the consummation of the merger shall have been authorized for listing on the American Stock Exchange;

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all required regulatory approvals shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired;

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the Form S-4 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC; and

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we shall enter into an employment agreement with certain officers of Independent.

Conditions to Our Obligation

Our obligation to effect the merger is also subject to our satisfaction or waiver at or prior to the closing date of certain conditions, including, but not limited to, the following:

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the representations and warranties of Independent set forth in the merger agreement shall be true and correct as of the closing date;

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Independent shall have performed, in all material respects, all obligations required to be performed by it under the merger agreement at or prior to the closing date;

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our receipt of a certificate of an executive officer of Independent stating that, to his knowledge, certain conditions have been met;

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certain board members of Independent shall have executed a non-competition agreement;

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Certain employees of Independent shall have delivered to us letters acknowledging termination of their agreements with Independent;

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Each director and certain employees of Independent shall have delivered to us release and waiver letters;

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Other documents that we may reasonably request shall have been delivered to us;

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The voting agreement parties have agreed to vote all of their shares of Independent common stock which they are entitled to vote in favor of the transactions contemplated by the merger agreement at the meeting of Independent stockholders and to recommend that the merger be approved by Independent stockholders; and

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Independent shall cause to be prepared all tax returns with respect to Independent for taxable periods ending on or before the closing date.

Conditions to Independent’s Obligations

The obligation of Independent to effect the merger is also subject to the satisfaction or waiver by Independent at or prior to the closing date of the following conditions:

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our representations and warranties set forth in the merger agreement shall be true and correct as of the closing date;

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we shall have performed in all material respects all obligations required to be performed by us under the merger agreement at or prior to the closing date;

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Independent shall have agreed upon the exchange agent agreement and the form of both the letter of transmittal and the instructions relating thereto; and

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Independent’s receipt of a certificate of our executive officer stating that, to his knowledge, certain conditions have been met.

Termination

The merger agreement may be terminated at any time prior to the closing date, whether before or after approval of the matters presented in connection with the merger by the stockholders of Independent:

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by mutual consent of the parties;

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by either party upon written notice to the other party (i) 30 days after the date on which any request or application for a requisite regulatory approval shall have been denied or withdrawn at the request or recommendation of the governmental entity, provided, however, that no party shall have the right to terminate the merger agreement if such denial or request or recommendation for withdrawal shall be due to the failure of the party seeking to terminate the merger agreement to perform or observe the covenants and agreements of such party or (ii) if any governmental entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the merger;

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by either party if the merger shall not have been consummated on or before June 30, 2007, unless the failure of the closing to occur by such date shall be due to the failure of the party seeking to terminate the merger agreement to perform or observe the covenants and agreements of such party;

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by either party if the approval of our stockholders or the stockholders of Independent required for the consummation of the merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such stockholders or at any reconvened meeting;

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by either party if there shall have been a material breach of any of the representations or warranties set forth in the merger agreement on the part of the other party;

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by either party if there shall have been a material breach of any of the covenants or agreements set forth in the merger agreement on the part of the other party;

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by us in the event the requisite regulatory approval contains conditions to approval which we reasonably believe to be onerous; or

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by us, upon the failure of the voting agreement parties to (i) vote all of their shares of Independent common stock which they are entitled to vote in favor of the transactions contemplated by the merger agreement and (ii) to the extent permitted under applicable law, recommend that the merger be approved by Independent stockholders.

Amendment

The merger agreement may be amended by written agreement of the parties provided, however, that after any approval of the transactions contemplated by the merger agreement by Independent stockholders, there may not be, without further approval of such stockholders, any amendment of the merger agreement which reduces the amount or changes the form of the consideration to be delivered to Independent stockholders.

Miscellaneous

This Form 8-K, including Exhibit 2.1, shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. We will file a registration statement and other relevant documents concerning the proposed transaction with the SEC. INVESTORS AND OUR SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You can obtain a free copy of the registration statement, as well as other filings made or to be made by us with the SEC, at the SEC’s website (http://www.sec.gov). In addition, investors and our security holders may obtain free copies of the documents filed or to be filed by us with the SEC by directing a written request to: Sun American Bancorp, 1200 N. Federal Highway, Suite 111-A, Boca Raton, Florida 33432, Attention: Robert Nichols.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Sun American Bancorp, Sun American Bank, and Independent Community Bank, dated as of November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 24, 2006

SUN AMERICAN BANCORP
By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Sun American Bancorp, Sun American Bank, and Independent Community Bank, dated as of November 17, 2006.